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                                                                   Exhibit 10.25


                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

               This AMENDMENT NO. 2 ("Amendment"), dated as of the 1st day of November, 1999, by and between DONNA KARAN INTERNATIONAL INC., a Delaware corporation having an office at 550 Seventh Avenue, New York, New York 10018 (the "Company"), and DONNA KARAN (the "Executive").

                               W I T N E S S E T H

               WHEREAS, the Company and the Executive are parties to that certain Employment Agreement, dated as of the 3rd day of July, 1996, which was amended by Amendment No. 1 dated as of the 25th day of July, 1997 (such agreement, as amended, the "Agreement"); and

               WHEREAS, the Company and the Executive wish to amend further the Agreement on the terms and conditions set forth herein;

               NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is hereby agreed as follows:

                  1. AMENDMENT OF SECTION 6(a). Section 6(a) of the Agreement is hereby amended and restated to read in its entirety as follows:

                      (a) pay to Executive a base salary at the rate of $500,000 per annum, such amount to be paid in equal installments on the Company's regular payroll dates; PROVIDED, HOWEVER, that for the period commencing November 1, 1999 through the earlier of the termination of this Agreement or December 31, 2001, the Company shall pay to Executive a base salary at the rate of $100,000 per annum. In years subsequent to 1996, such salary shall be adjusted by the percentage increase in the Consumer Price Index for all Urban Customers ("CPI-U") for the month of November immediately preceding the relevant annual period over the CPI-U of the preceding annual period. The "CPI-U" referred to herein is that CPI-U published by the Bureau of Labor Statistics, U.S. Department of Labor, for all United States cities (U.S. city average), based upon 1982-4 equaling 100, or the successor or supplement thereto if publication thereof should be discontinued or modified.

                  2. ACKNOWLEDGMENT. Executive hereby expressly acknowledges and agrees that the changes in her base salary as set forth in this Amendment does not constitute "good reason" as set forth in Section 9(b)(iii) of the Agreement.


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                  3. SEPARABILITY. In the event that any provision or any
portion of any provision of this Amendment shall be held to be void or unenforceable, the remaining provisions of this Amendment (and the balance of any provisions held void or unenforceable in part only) shall continue in full force and effect.

                  4. ENTIRE AGREEMENT. This Amendment, together with the Agreement (as amended hereby), contains the full and complete understanding and agreement of the parties with respect to the subject matter hereof and supercedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  5. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law provisions thereof.

                  6. THE AGREEMENT. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                    DONNA KARAN INTERNATIONAL INC.


                                      By: /s/ John D. Idol
                                          --------------------------------
                                          Name: John D. Idol
                                          Title:  Chief Executive Officer



                                           /s/ Donna Karan
                                           -------------------------------
                                           DONNA  KARAN


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